Exhibit 10.1
AMERICAN SUPERCONDUCTOR CORPORATION
First Amendment to Amended and Restated Executive Severance Agreement
     This First Amendment to Amended and Restated Executive Severance Agreement (“Amendment”) by and between American Superconductor Corporation, a Delaware corporation (the “Company”), and Daniel P. McGahn (the “Executive”) is made as of January 29, 2010.
     WHEREAS, the Company and the Executive are parties to an Amended and Restated Executive Severance Agreement, dated as of December 23, 2008 (the “Agreement”);
     WHEREAS, the Company promoted the Executive to President and Chief Operating Officer and adjusted the Executive’s severance payment period from 12 months to 18 months in connection therewith;
     WHEREAS, the parties desire to amend the Agreement to effectuate such adjustment to the Executive’s severance payment period; and
     WHEREAS, capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Agreement.
     NOW, THEREFORE, in consideration of the mutual covenants contained herein, the Company and the Executive agree as follows:
     1. Effective as of December 11, 2009, the definition of “Severance Period” set forth in Section 1.6 of the Agreement is hereby amended by deleting said section and by substituting therefor:
“‘Severance Period’ shall mean the period of 18 months immediately following the Date of Termination (as defined in Section 3.2(a) below).”
     2. All other provisions of the Agreement shall remain in full force and effect according to their respective terms, and nothing contained herein shall be deemed a waiver of any right or abrogation of any obligation otherwise existing under the Agreement except to the extent specifically provided for herein.
     3. The validity, interpretation, construction and performance of this Amendment shall be governed by the internal laws of the Commonwealth of Massachusetts, without regard to conflicts of law principles.
     4. This Agreement may be executed in counterparts, each of which shall be deemed to be an original but both of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have executed this First Amendment to Amended and Restated Executive Severance Agreement as of the day and year first set forth above.

AMERICAN SUPERCONDUCTOR CORPORATION
Signature:	/s/ David A. Henry

Print name:	David A. Henry
Title:	Senior Vice President and Chief Executive Officer

EXECUTIVE

Signature:	/s/ Daniel P. McGahn

Print name:	Daniel P. McGahn

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